Accounts Receivable, Net (Details)	12 Months Ended
Dec. 31, 2019
Receivables [Abstract]
Accounts receivable balance from third party customers, description	For the Company’s December 31, 2019 accounts receivable balance from third party customers, approximately $3.9 million, or 35% has been collected as of the date of this report and the remaining balance is expected to be substantially collected from customers before December 31, 2020.